                                                                   Exhibit 10.12

                              AGREEMENT AND CONSENT

         THIS AGREEMENT AND CONSENT (this "Agreement") is made as of July 20, 1999, by and among Exelixis Pharmaceuticals, Inc. ("Exelixis"), Cytokinetics,' Inc., a Delaware corporation ("Cytokinetics") and Britannia Pointe Grand Limited Partnership ("Landlord").

                                    RECITALS

         WHEREAS, pursuant to the Build-to-Suit Lease dated May 27, 1997, as amended by the First Amendment to Lease dated as of April 13, 1998 and the Second Amendment to Lease dated concurrently herewith (collectively the "MetaXen Lease"), MetaXen, LLC ("MetaXen") leased the premises described therein as Building H in Britannia Pointe Grand Business Park, South San Francisco, California containing approximately 50,195 square feet ("Building H" or the "Premises"), and the nonexclusive use of the Common Areas of the Britannia Pointe Grand Business Park, from Landlord.

         WHEREAS, MetaXen is in default in its obligation to reimburse Landlord the amount of $750,000 (the "Outstanding Tenant Improvement Amount") for MetaXen's share of the excess costs incurred by Landlord in constructing tenant improvements in the Premises.

         WHEREAS, in connection with the purchase by Exelixis of certain assets of MetaXen pursuant to the Asset Purchase Agreement dated July 11, 1999 (the "Asset Purchase" and the "Asset Purchase Agreement", respectively) and in consideration of Exelixis agreeing to pay a portion of such Outstanding Tenant Improvement Amount, MetaXen will assign all its right, title and interest under the MetaXen Lease to Exelixis.

         WHEREAS, pursuant to the Sublease Agreement dated May 1, 1998 (the "Cytokinetics Sublease"), MetaXen subleased approximately 13,750 square feet on the ground floor of Building H to Cytokinetics (the "Cytokinetics Premises").

         WHEREAS, pursuant to the Sublease Agreement dated March 1, 1999 (the "Exelixis Sublease"), MetaXen subleased a portion of Building H to Exelixis (the "Exelixis Premises").

         "WHEREAS, conditioned upon the closing of the Asset Purchase, among other things as more expressly set forth in this Agreement, the parties wish to provide for the subsequent assignment of the MetaXen Lease to Cytokinetics and the release of Exelixis.

         WHEREAS, all capitalized terms used but not defined herein shall have the meanings assigned to them in the MetaXen Lease.

                                    AGREEMENT

         Now, THEREFORE, the parties agree as follows:

         1. CONDITIONAL AGREEMENT TO ASSIGN THE METAXEN LEASE TO CYTOKINETICS. Exelixis agrees to assign its interests and rights under the MetaXen Lease to Cytokinetics effective as of the date of actual completion and delivery of Building 1 (as defined in the Build-

                                       1.

to-Suit Lease between Landlord and Exelixis dated May 12, 1999, referred to herein as the "Exelixis Lease"), by executing an assignment and assumption agreement in form and substance satisfactory to Exelixis, and Cytokinetics conditioned upon: (i) actual completion and delivery to Exelixis of Building 1; and (ii) the mutual agreement by Landlord and Exelixis on all material terms and conditions applicable to Building 2, as defined in the Exelixis Lease, no later than December 31, 1999. Cytokinetics hereby agrees to assume all rights and obligations of Tenant under the MetaXen Lease which arise subsequent to the effective date of such assignment and assumption.

                  (a) CONSENT TO ASSIGNMENT AND ASSUMPTION; WARRANTS. Conditioned upon its receipt of warrants to purchase Cytokinetics common stock as described below and a fully executed assignment and assumption agreement between Exelixis and Cytokinetics, in form and substance satisfactory to Landlord and upon receipt of consent from Landlord's lender, Northwestern Mutual Life, Landlord hereby consents to the assignment and assumption between Exelixis and Cytokinetics and agrees that upon execution and delivery of such assignment and assumption agreement and satisfaction of the other conditions set forth in this sentence, Exelixis shall be fully released from all obligations of Tenant arising under the MetaXen Lease after the effective date of such assignment and assumption agreement. The warrants described in the preceding sentence shall be issued to Landlord or its designees (who may include any of Landlord's partners and any persons or entities directly or indirectly controlling, controlled by or under common control with Landlord or any of its partners), shall provide in the aggregate for the purchase of 200,000 shares of common stock of Cytokinetics at an exercise price equal to the price reflected in the most recent issuance of Cytokinetics stock prior to or substantially concurrently with this Agreement, shall be issued within thirty (30) days after the date of this Agreement, shall be exercisable throughout the period from the effective date of the assignment and assumption of the MetaXen Lease to and by Cytokinetics until five (5) years after an initial public offering of Cytokinetics stock and shall contain other reasonable and customary provisions (including but not limited to, a net exercise or "cashless" exercise provision). Such warrants shall also contain a provision by which they would be deemed rescinded in the event that, Cytokinetics' assumption of the MetaXen Lease shall have failed to occur by July 31,2000.

         2. POSSIBLE EXPANSION. Landlord and Cytokinetics have discussed the possibility that Landlord may acquire all or substantially all of the property identified in Exhibit A attached hereto and incorporated herein by this reference (the "Expansion Property") for development purposes, although Landlord is under no obligation to do so. Provided that Cytokinetics assumes the MetaXen Lease, Landlord will keep Cytokinetics informed of Landlord's progress, if any, from time to time toward acquisition of the Expansion Property. Provided that Cytokinetics assumes the MetaXen Lease, if at any time prior to expiration of the MetaXen Lease Landlord does acquire all or substantially all of the Expansion Property for development purposes, then Landlord shall promptly give Cytokinetics written notice thereof, specifying the size, location and general layout of the building that Landlord proposes to develop on the Expansion Property, the proposed timing for construction of such building, the proposed lease term and the economic terms (including, but not limited to, rent schedule and tenant improvement allowance) pursuant to which Landlord proposes to construct and lease such building, and Cytokinetics shall have a period of forty-five (45) days after the date Cytokinetics receives such written notice (the "Expansion Option Period") in which either to accept Landlord's proposed terms by written notice to Landlord or, at Cytokineties' election and risk, to attempt to negotiate and agree upon

                                       2.

with Landlord, in a letter of intent or other similar written statement of terms mutually acceptable to Landlord and Cytokinetics in their respective discretion and mutually executed by Landlord and Cytokinetics (a "Letter of Intent"), an alternative set of terms for construction of a building on the Expansion Property for Cytokinetics; provided, however, that the foregoing provisions shall not apply, and Landlord shall have no obligation to Cytokinetics with respect to the Expansion Property, during any period in which Cytokinetics is in default under this Agreement or in which the assumption of the MetaXen Lease by Cytokinetics has become effective and Cytokinetics is in default (beyond any applicable cure period) under the MetaXen Lease. If within the Expansion Option Period either Cytokinetics accepts Landlord's terms with respect to the Expansion Property or Cytokinetics and Landlord enter into a Letter of Intent with respect to the Expansion Property, then the agreed terms shall be mutually binding upon Landlord and Cytokinetics and they shall promptly, diligently and in good faith (a) prepare and execute a new lease or an amendment to the MetaXen Lease, as Landlord may elect, providing for the construction of a building on the Expansion Property and the leasing of such building to Cytokinetics on such agreed terms and on other reasonable and customary additional terms and provisions and (b) prepare and execute an amendment to the MetaXen Lease extending the term of that Lease (on the same terms as if the extension were from an exercise or partial exercise of the renewal option(s) contained in that Lease) to make it coterminous with the lease of the Expansion Property. If within the Expansion Option Period Cytokinetics neither accepts Landlord's offered terms with respect to the Expansion Property nor enters into a Letter of Intent with Landlord, or if the parties reach an agreement on terms during the Expansion Option Period but thereafter fail to execute a new lease or an amendment to the MetaXen Lease within forty-five (45) days after expiration of the Expansion Option Period, then the parties' rights and obligations with respect to the Expansion Property shall terminate and be of no further force or effect and Landlord shall thereafter be free to develop and lease the Expansion Property to any third party on any terms that Landlord deems acceptable, without any further obligation to offer the same to Cytokinetics or to enter into any further negotiations with Cytokinetics with respect thereto. Except as specifically set forth in this Section, Landlord shall have no obligation to Cytokinetics with respect to the Expansion Property.

         3. REIMBURSEMENT OF OUTSTANDING TENANT IMPROVEMENT AMOUNT TO EXELIXIS. Conditioned upon the closing of the Asset Purchase (a) concurrently with the closing of the Asset Purchase, Cytokinetics shall pay to Exelixis in cash the amount of $175,000, and (b) in the event that Exelixis shall have notified Cytokinetics in writing that Xenova shall have failed to pay $375,000 to Exelixis, Cytokinetics shall pay to Exelixis in cash an additional amount of $375,000 concurrently with the execution of the assignment and assumption of the MetaXen Lease to and by Cytokinetics. In the event that the assignment and assumption of the MetaXen Lease to and by Cytokinetics shall have failed to occur by July 31, 2000 for any reason other than a default by Cytokinetics in any of its obligations hereunder, Exelixis shall refund all amounts paid by Cytokinetics pursuant to this Section 3.

         4. CONTINUED EFFECTIVENESS OF CYTOKINETICS SUBLEASE. Following the assumption of the MetaXen Lease by Exelixis, so long as Cytokinetics is not in default thereunder, the Cytokinetics Sublease shall remain in full force and effect, unless and until Exelixis assigns the MetaXen Lease to Cytokinetics or the Cytokinetics Sublease expires or is terminated in accordance with its terms.

                                       3.

         5. SUBLEASE OF A PORTION OF BUILDING H BY EXELIXIS FOLLOWING ASSUMPTION OF THE METAXEN LEASE BY CYTOKINETICS. Cytokinetics hereby grants to Exelixis the option to sublease the Exelixis Premises, and such other space as may be agreed upon by Exelixis and Cytokinetics, from Cytokinetics following the assumption of the MetaXen Lease by Cytokinetics, upon the same terms and conditions set forth in the Exelixis Sublease, except for the term, which shall be 3 years from the effective date of the assignment of the MetaXen Lease to Cytokinetics, provided, that Exelixis may terminate such sublease at any time upon 30 days notice. Exelixis may exercise such option by giving written notice of its election to do so to Cytokinetics at any time up to 30 days following the assumption of the MetaXen Lease by Cytokinetics.

         6. SUCCESSORS. All rights and liabilities under this Agreement extend to and bind the successors and assigns of the parties.

         7. INTEGRATION. This Agreement, together with the MetaXen Lease, sets forth all the covenants, promises, agreements, conditions and understandings among the parties hereto with respect to the assumption of the MetaXen Lease by Cytokinetics. No alteration, amendment or addition to this Agreement will be binding upon any party unless in writing and signed by the party against whom enforcement is sought.

         8. GOVERNING LAW. This Agreement will be construed in accordance with and governed by the laws of the State of California.

         9. ATTORNEYS' FEES. If any party brings an action or proceeding to enforce the terms hereof or declare rights hereunder, the prevailing party in any such proceeding, action, or appeal thereon, shall be entitled to reasonable attorneys' fees. Such fees may be awarded in the same suit or recovered in a separate suit, whether or not such action or proceeding is pursued to decision or judgment.

         10. COUNTERPARTS. This Agreement may be executed in two or more counterparts, and once at least one counterpart has been executed by each party, shall be deemed fully executed. Each such counterpart shall be deemed an original but all such counterparts shall be deemed one and the same agreement.

         11. BROKERAGE. The parties each hereby represent and warrant to the other parties that there is no broker or other person entitled to any commission, finder's fee or other compensation in connection with this Agreement. Each party (the "Indemnifying Party") agrees to indemnify, defend and hold the other parties (each an "Indemnified Party") harmless from and against any and all losses, liabilities, damages, costs and/or expenses incurred'by the Indemnified Party as a result of any claim for such commission, finder's fee or other compensation by a broker or other person claiming under or through the Indemnifying Party.

         12. NO FURTHER TENANT IMPROVEMENTS. The parties hereby acknowledge and agree that Landlord is under no obligation to construct or finance any improvements to the Premises for any party, including, without limitation, Cytokinetics or any other person or entity to whom the MetaXen Lease may be assigned or the Premises or any portion thereof sublet.

         13. ESTOPPEL. Cytokinetics hereby represents and warrants as follows: a) the copy of the Cytokinetics Sublease attached as Exhibit B constitutes the entire Cytokinetics Sublease, b)

                                       4.

the Cytokinetics Sublease has not been amended or modified except as reflected in Exhibit B, c) neither MetaXen nor Cytokinetics is in breach of or in default of any provisions under the Cytokinetics Sublease, and d) Cytokinetics' security deposit in the amount of $104,500 has not been applied to any default by Cytokinetics.

         14. NO AMENDMENT OF LEASE OR ALTERATION OF THE BUILDING; COVENANT TO PERFORM. Exelixis and Landlord agree that, during the term of this Agreement and prior to the assignment, if any, of the MetaXen Lease to Cytokinetics: (i) the MetaXen Lease shall not be modified or amended and the Premises shall not be materially and adversely altered, improved or modified, without the prior written consent of Cytokinetics, which consent shall not be unreasonably withheld, conditioned or delayed. Exelixis covenants, during the term of this Agreement, to comply with the obligations of Tenant under the MetaXen Lease and agrees not to voluntarily surrender the Premises to Landlord or terminate the MetaXen Lease.

         15. MEMORANDUM OF AGREEMENT. Concurrently with the execution of this Agreement and Consent, (a) Landlord and Cytokinetics shall sign and record a Memorandum of Agreement in the form attached hereto as Exhibit C, and (b) Landlord and Cytokinetics shall sign a Memorandum of Termination of Agreement in the form attached hereto as Exhibit D. Landlord shall hold the signed Memorandum of Termination of Agreement and is authorized to record it if either (i) this Agreement is terminated prior to the assignment and assumption of the MetaXen Lease to and by Cytokinetics becoming effective, or (ii) the assignment and assumption of the MetaXen Lease to and by Cytokinetics fails to become effective by July 31, 2000.

         IN WITNESS WHEREOF, the parties have entered into this Agreement as of the date first written above.

CYTOKINETICS, INC., a Delaware corporation

By: /s/ JAMES SABRY
   ---------------------------------

Its: PRESIDENT & CEO

And By:_____________________________

Its:________________________________

EXELIXIS PHARMACEUTICALS, INC.,
a Delaware corporation

By: /s/ [ILLEGIBLE]
   ---------------------------------

Its: PRESIDENT & CEO
    --------------------------------

And By: /s/ [ILLEGIBLE]
       -----------------------------

Its: SECRETARY, SENIOR DIR FIN

                                       5.

BRITANNIA POINTE GRAND LIMITED PARTNERSHIP, a Delaware limited partnership

By: BRITANNIA POINTE GRAND, LLC, a
California limited liability company,
Its: GENERAL PARTNER

         By: /s/ T.J. Bristow
            -----------------------------
         Name: T.J. Bristow
         Its: Manager, President and Chief Financial Officer

                                       6.

                                   EXHIBIT A

                               EXPANSION PROPERTY

                                       7.

                                     [MAP]

                                    EXHIBIT A

                                    EXHIBIT B

                              CYTOKINETICS SUBLEASE

                                       8.

                                    EXHIBIT C

                             MEMORANDUM OF AGREEMENT

                                       9.

RECORDING REQUESTED BY:                )
                                       )
                                       )
                                       )
WHEN RECORDED MAIL TO:                 )
                                       )
Eric C. Starr, Esq.                    )
Starr Finley LLP                       )
One California Street, Suite 2200      )
San Francisco, CA 94111                )
                                       )

                 (Space Above This Line for Recorder's Use Only)

                         NO DOCUMENTARY TRANSFER TAX DUE.
               TERM OF AGREEMENT AND LEASE IS LESS THAN 35 YEARS.

                             MEMORANDUM OF AGREEMENT

         This Memorandum of Agreement ("Memorandum") is entered into this___________day of July, 1999, between BRITANNIA POINTE GRAND LIMITED PARTNERSHIP, a Delaware limited partnership ("Landlord") and CYTOKINETICS, INC., a Delaware corporation ("Assignee"), with reference to the following facts:

         A. Landlord and MetaXen, LLC entered into a Build-to-Suit Lease dated May 27, 1997, as amended by a First Amendment to Lease dated as of April 13, 1998, and as further amended by a Second Amendment to Lease dated concurrently herewith between Landlord and Exelixis Pharmaceuticals, Inc., as successor to MetaXen, LLC by assignment (collectively, as amended, the "MetaXen Lease"), covering a building commonly known as 280 East Grand Avenue, South San Francisco, California and located on a portion of the real property in the City of South San Francisco, County of San Mateo, State of California (the "Property") more particularly described as follows:

         Lots 1, 2, 3 and 4, inclusive, as shown on Parcel Map No. 91-284, "Being a resubdivision of the parcels described in the deeds to Metal and Thermit Corporation, recorded in Book 293, at Page 394 of Deeds; in Book 49, at Page 490, Official Records; in Book 77, at Page 415, Official Records; and, except that parcel described in Book 1352, at Page 373, Official Records," filed on February 25,1992, in Book 65 of Parcel Maps, in the Office of the Recorder of the County of San Mateo, California.

                                    EXHIBIT C

         B. Landlord, Assignee and Exelixis Pharmaceuticals, Inc. are parties to an Agreement and Consent dated concurrently herewith (such Agreement and Consent, as it may be amended from time to time in accordance with its terms, being hereinafter referred to as the "Agreement"), which Agreement provides for, among other things, the future assignment of the MetaXen Lease to Assignee, subject to the terms and conditions more specifically set forth in the Agreement.

         C. Landlord and Assignee wish to evidence the Agreement and their respective rights and obligations thereunder with respect to the MetaXen Lease by executing and recording this Memorandum, and to make such respective rights and obligations binding upon the Property and upon the respective successors and assigns of Landlord and Assignee.

         NOW, THEREFORE, in reliance upon the foregoing recitals and for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Landlord and Assignee hereby agree as follows:

         1. Landlord consents to the assignment of the Tenant's interest in the MetaXen Lease to Assignee, at the time provided in and subject to the terms and conditions set forth in the Agreement. Assignee shall accept such assignment and assume and agree to perform the obligations of the Tenant under the MetaXen Lease, effective as of the time provided in and subject to the terms and conditions set forth in the Agreement.

         2. Landlord and Assignee agree, and hereby declare as a matter of public record, that the rights and obligations of Landlord and Assignee with respect to the MetaXen Lease shall be binding upon and run with the Property, and shall be binding upon and inure to the benefit of the respective permitted successors and assigns (if any) of Landlord and Assignee with respect to their respective interests under the Agreement and the MetaXen Lease and with respect to their respective interests in the Property.

         3. This Memorandum may be executed in two or more counterparts and by separate parties on separate counterparts, and, when each party has so executed at least one counterpart identical in form to the counterpart(s) executed by the other party or parties, shall constitute a single agreement with the same force and effect as though all signatures appeared on a single document. Any signature page of this Memorandum may be detached from any counterpart without impairing the legal effect of any signatures thereon, and may be attached to another counterpart identical in form thereto but having attached to it one or more additional signature pages.

                     [rest of page intentionally left blank]

         IN WITNESS WHEREOF, the parties hereto have executed this Memorandum as of the date first set forth above.

LANDLORD:                                        ASSIGNEE:

BRITANNIA POINTE GRAND LIMITED                   CYTOKINETICS, INC., a Delaware,
PARTNERSHIP, a Delaware limited                  corporation
partnership

By: BRITANNIA POINTE GRAND,                      By:  _________________________
    LLC, a California limited liability          Its: _________________________
    company, General Partner

    By:  _____________________________           By:  _________________________
    Its: Manager, President and Chief            Its: _________________________
         Financial Officer

State of______________________________   )
                                         )
County of_____________________________   )

         On July __, 1999, before me,____________________________, a Notary
Public in and for said county and state, personally appeared___________________ ______________, personally known to me (or proved to me on the basis of satisfactory evidence) to be the person(s) whose name(s) is/are subscribed to the within instrument and acknowledged to me that he/she/they executed the same in his/her/their authorized capacity(ies), and that by his/her/their signature(s) on the instrument the person(s), or the entity upon behalf of which the person(s) acted, executed the instrument.

         WITNESS my hand and official seal.

                                               _____________________________
                                                       Notary Public

State of______________________________   )
                                         )
County of______________________          )

        On July_______, 1999, before me,________________________, a Notary
Public In and for said county and state, personally appeared _________________________, personally known to me (or proved to me on the basis of satisfactory evidence) to be the person(s) whose name(s) is/are subscribed to the within instrument and acknowledged to me that he/she/they executed the same in his/her/their authorized capacity(ies), and that by his/her/their signature(s) on the instrument the person(s), or the entity upon behalf of which the person(s) acted, executed the instrument.

         WITNESS my hand and official seal.

                                               _____________________________
                                                       Notary Public

                                    EXHIBIT D

                     MEMORANDUM OF TERMINATION OF AGREEMENT

                                       10.

RECORDING REQUESTED BY:                 )
                                        )
                                        )
                                        )
WHEN RECORDED MAIL TO:                  )
                                        )
Donald E. Kelley, Jr., Esq.             )
Folger Levin & Kahn LLP                 )
275 Battery Street, 23rd Floor          )
San Francisco, CA 94111                 )

                 (Space Above This Line For Recorder's Use Only)

                         NO DOCUMENTARY TRANSFER TAX DUE.
               TERM OF AGREEMENT AND LEASE IS LESS THAN 35 YEARS.

                     MEMORANDUM OF TERMINATION OF AGREEMENT

         This Memorandum of Termination of Agreement ("Termination Memorandum") is entered into between BRITANNIA POINTE GRAND LIMITED PARTNERSHIP, a Delaware limited partnership ("Landlord") and CYTOKINETICS, INC., a Delaware corporation ("Assignee"), with reference to the following facts:

         A. Landlord and MetaXen, LLC entered into a Build-to-Suit Lease dated May 27, 1997, as amended by a First Amendment to Lease dated as of April 13, 1998, and as further amended by a Second Amendment to Lease dated as of July________, 1999 between Landlord and Exelixis Pharmaceuticals, Inc. as successor to MetaXen, LLC by assignment (collectively, as amended, the "MetaXen Lease"), covering a building commonly known as 280 East Grand Avenue, South San Francisco, California and located on a portion of the real property in the City of South San Francisco, County of San Mateo, State of California (the "Property") more particularly described as follows:

         Lots 1, 2, 3 and 4, inclusive, as shown on Parcel Map No. 91-284, "Being a resubdivision of the parcels described in the deeds to Metal and Thermit Corporation, recorded in Book 293, at Page 394 of Deeds; in Book 49, at Page 490, Official Records; in Book 77, at Page 415, Official Records; and, except that parcel described in Book 1352, at Page 373, Official Records," filed on February 25, 1992, in Book 65 of Parcel Maps, in the Office of the Recorder of the County of San Mateo, California.

                                    EXHIBIT D

         B. Landlord, Assignee and Exelixis Pharmaceuticals, Inc. entered into an Agreement and Consent dated as of July_____, 1999 (such Agreement and Consent, as it may have been amended from time to time in accordance with its terms, being hereinafter referred to as the "Agreement"), which Agreement provided for, among other things, the future assignment of the o MetaXen Lease to Assignee, subject to the terms and conditions more specifically set forth in the Agreement.

         C. Landlord and Assignee are parties to a Memorandum of Agreement that was recorded on July_____, 1999 as Instrument No.____________________ in the Official Records of San Mateo County, California (the "Memorandum") to evidence the Agreement and their respective rights and obligations thereunder with respect to the MetaXen Lease and to make such respective rights and obligations binding upon the Property and upon the respective successors and assigns of Landlord and Assignee.

         D. The Agreement has now terminated and Landlord and Assignee wish to record this Termination Memorandum to evidence the termination of the Agreement and of the Memorandum as previously recorded and to eliminate any further force or effect of the Memorandum as a recorded document.

         NOW, THEREFORE, in reliance upon the foregoing recitals and for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Landlord and Assignee hereby agree as follows:

         1. The Memorandum and the rights and obligations created or described therein are terminated and of no further force or effect, and the Memorandum shall no longer be considered to create or to provide notice or evidence of any rights, obligations or interests with respect to the MetaXen Lease or the Property.

         2. This Termination Memorandum may be executed in two or more counterparts and by separate parties on separate counterparts, and, when each party has so executed at least one counterpart identical in form to the counterpart(s) executed by the other party or parties, shall constitute a single agreement with the same force and effect as though all signatures appeared on a single document. Any signature page of this Termination Memorandum may be detached from any counterpart without impairing the legal effect of any signatures thereon, and may be attached to another counterpart identical in form thereto but having attached to it one or more additional signature pages.

                     [rest of page intentionally left blank]

         IN WITNESS WHEREOF, the parties hereto have executed this Termination Memorandum as of the date first set forth above.

LANDLORD:                                        ASSIGNEE:

BRITANNIA POINTE GRAND LIMITED                   CYTOKINETICS, INC., a Delaware,
PARTNERSHIP, a Delaware limited                  corporation
partnership

By: BRITANNIA POINTE GRAND,                      By:  _________________________
    LLC, a California limited liability          Its: _________________________
    company, General Partner

    By:  _____________________________           By:  _________________________
    Its: Manager, President and Chief            Its: _________________________
         Financial Officer

State of______________________________   )
                                         )
County of_____________________________   )

         On July,___, 1999, before me,_____________________, a Notary Public in and for said county and state, personally appeared_____________________________, personally known to me (or proved to me on the basis of satisfactory evidence) to be the person(s) whose name(s) is/are subscribed to the within instrument and acknowledged to me that he/she/they executed the same in his/her/their authorized capacity(ies), and that by his/her/their signature(s) on the instrument the person(s), or the entity upon behalf of which the person(s) acted, executed the instrument.

         WITNESS my hand and official seal.

                                               _____________________________
                                                       Notary Public

State of______________________________   )
                                         )
County of_____________________________   )

         On July____, 1999, before me, __________________, a Notary Public in and for said county and state, personally appeared ____________________________, personally known to me (or proved to me on the basis of satisfactory evidence) to be the person(s) whose name(s) is/are subscribed to the within instrument and acknowledged to me that he/she/they executed the same in his/her/their authorized capacity(ies), and that by his/her/their signature(s) on the instrument the person(s), or the entity upon behalf of which the person(s) acted, executed the instrument.

         WITNESS my hand and official seal.

                                               _____________________________
                                                       Notary Public

                                     [MAP]

                                    EXHIBIT A